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                                                                    EXHIBIT 10.5

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                 SECOND AMENDMENT TO PROGRAM AGREEMENTS (BAGEL)


     This Second Amendment to Program Agreements ("Second Amendment") amends the Program Agreements, as defined below, entered into by and among Bank of America, National Association ("Program Lender"), The First Marblehead Corporation ("FMC") The Education Resources Institute, Inc. ("TERI"), and State Street Bank and Trust Company ("State Street"). This Second Amendment is dated as of January 10, 2003, and is effective as of the Crossover Date, as that term is defined in
Section I below.

DEFINITIONS

"Bank of America TERI Programs" means the Bank of America TERI Alternative Loan Program (ALP) and the Bank of America TERI Professional Education Program (PEP) guaranteed under the Existing Core Guaranty Agreement.

"Deposit and Security Agreement" means that certain agreement bearing that name entered into by and among Program Lender, FMC, TERI, and State Street dated as of April 30, 2001, as amended.

"Existing Core Guaranty Agreement" means that certain Guaranty Agreement entered into by and between Program Lender and TERI and dated as of February 1, 2000, including all exhibits thereto and the Program Guidelines.

"Existing Core Loan Origination Agreement" means that certain Loan Origination Agreement entered into by and between Program Lender and TERI and dated as of February 1, 2000, including all exhibits thereto.

"Guaranty Agreement" means that certain agreement bearing that name entered into by and between Program Lender and TERI dated as of April 30, 2001, as amended.

"Loan Origination Agreement" means that certain agreement bearing that name entered into between Program Lender and TERI dated as of April 30, 2001, as amended.

"Note Purchase Agreement" means that certain agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001, as amended.

"Program Agreements" means the Existing Core Guaranty Agreement, the Existing Core Loan Origination Agreement, the Note Purchase Agreement, the Umbrella Agreement, the Guaranty

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Agreement, and the Loan Origination Agreement, all as heretofore amended, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

"Umbrella Agreement" means the agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001, as amended.

I.    TRANSITION

     The Program Lender participates in the Bank of America GATE Education Loan Programs under the Umbrella Agreement. This Agreement does not affect the existing Bank of America GATE Education Loan Programs.

     The Existing Core Guaranty Agreement and the Existing Core Loan Origination Agreement will continue to govern the origination, including underwriting and disbursement, under the Bank of America TERI Programs prior to a date set by TERI by notice delivered to Program Lender as soon as reasonably possible (the "Crossover Date"). Beginning on the Crossover Date,

     A. No new Bank of America TERI Program applications will accepted under the Existing Core Loan Origination Agreement, but applications pending on the Crossover Date will be originated, underwritten, guaranteed, and disbursed as part of the Bank of America TERI Programs under the terms of the Existing Core Loan Origination Agreement and the Existing Core Guaranty Agreement. Program Lender and TERI agree that the Existing Core Loan Origination Agreement and the Existing Core Guaranty Agreement shall terminate with respect to the Bank of America TERI Programs for all applications received on the Crossover Date and thereafter.

     B. On and after the Crossover Date, in accordance with the amendments below, all applications received under the Bank of America TERI Programs will be originated, including underwritten and disbursed, under the Loan Origination Agreement, and all loans made on such applications will be guaranteed under the terms and conditions of the Guaranty Agreement, purchased under the terms and conditions of the Note Purchase Agreement, serviced (prior to purchase by FMC) under the Servicing Agreement between Program Lender and PHEAA dated, serviced (after purchase by FMC) under the Alternative Servicing Agreement between PHEAA and FMC dated as of October 16, 2001, as amended, and subject to the Deposit and Security Agreement.

II.    AMENDMENTS

As of the Crossover Date:

     A.   EXISTING CORE GUARANTY AGREEMENT.

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          1.   The following paragraph will be added to Section 3.5 of the
               Existing Core Guaranty Agreement:

               LENDER shall provide a monthly report containing the information set forth on Exhibit B hereto at TERI's expense; TERI shall arrange directly with the loan servicer to receive the report and negotiate any necessary fee. Any other reporting or information shall be provided upon TERI's agreement to reimburse LENDER for its incremental cost of such report.

          2. A new Section 9.3 will be added to the Existing Core Guaranty Agreement, which shall read as follows:

               In accordance with the provisions of Title V of the Gramm-Leach-Bliley Act (the "GLB Act") and Federal Reserve Board Regulation P ("Regulation P"), TERI agrees, as a financial institution subject to Regulation P, to respect and protect the security and confidentiality of any "nonpublic personal information" (as defined in the GLB Act and Regulation P) relating to applicants for Loans and to Borrowers, including, where applicable, the restrictions on the disclosure of such information set forth in the GLB Act and Regulation P.

          3. A new Exhibit B will be added to the Existing Core Guaranty Agreement, which shall read as set forth in EXHIBIT B attached hereto.

     B.   EXISTING CORE LOAN ORIGINATION AGREEMENT.

          1. A new subsection d. will be added to Section 5 of the Existing Core Loan Origination Agreement, which shall read as follows:

               TERI shall deliver, or will cause any entity to which it has subcontracted its obligations under this Agreement to deliver, to International Education Finance Corporation and to those other marketing partners of LENDER listed on Exhibit B (the "Marketing Partners") hereto, such reports, documents and other detailed information related to loans originated by TERI pursuant to this Agreement as LENDER may reasonably require.

          2. A new Exhibit B will be added to the Existing Core Loan Origination Agreement, which shall read as set forth in EXHIBIT C attached hereto.

     C.   GUARANTY AGREEMENT. In the Guaranty Agreement,

          1. The definition of "Program" is amended to include the Bank of America TERI Programs, and the definition of "Loans" includes loans made under the Bank of America TERI Programs.

          2.   Exhibit K to the Guaranty Agreement is amended to include
               Schedule 3.3 attached hereto.

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          3.   Exhibit M is amended by adding the forms of
               Application/Promissory Note attached hereto as Exhibit M.

          4. The Program Guidelines are amended by adding the TERI Alternative Loan Program Underwriting and Origination Guidelines and the Professional Education Program Underwriting and Origination Guidelines attached hereto as Exhibit A.

          5. The following paragraph will be added to Section 3.5 of the Guaranty Agreement:

               LENDER shall provide a monthly report containing the information set forth on Exhibit B hereto at TERI's expense; TERI shall arrange directly with the loan servicer to receive the report and negotiate any necessary fee. Any other reporting or information shall be provided upon TERI's agreement to reimburse LENDER for its incremental cost of such report.

          6. A new Section 9.3 will be added to the Guaranty Agreement, which shall read as follows:

               In accordance with the provisions of Title V of the Gramm-Leach-Bliley Act (the "GLB Act") and Federal Reserve Board Regulation P ("Regulation P"), TERI agrees, as a financial institution subject to Regulation P, to respect and protect the security and confidentiality of any "nonpublic personal information" (as defined in the GLB Act and Regulation P) relating to applicants for Loans and to Borrowers, including, where applicable, the restrictions on the disclosure of such information set forth in the GLB Act and Regulation P.

          7. A new Exhibit B will be added to the Guaranty Agreement, which shall read as set forth in EXHIBIT B attached hereto.

     D.   LOAN ORIGINATION AGREEMENT. In the Loan Origination Agreement

          1. The term "Program" is amended to include the Bank of America TERI Programs and the term "Loans" is amended to include loans made under the Bank of America TERI Programs.

          2. The parenthetical clause in the third recital that reads "(but SOLELY WITH RESPECT TO THE prepGATE LOANS to be guaranteed by
               TERI)" is restated to read in its entirety "(but SOLELY WITH RESPECT TO THE prepGATE LOANS AND BANK OF AMERICA TERI PROGRAM LOANS to be guaranteed by TERI)."

     E.   NOTE PURCHASE AGREEMENT. In the Note Purchase Agreement,

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          1.   The "Product Specifications" are amended by adding the TERI
               Alternative Loan Program Underwriting and Origination Guidelines and the Professional Education Program Underwriting and Origination Guidelines attached hereto as Exhibit A.

          2. The term "GATE Program" is amended by deleting the word "GATE" therefrom and the term "Program" shall mean both the Bank of America GATE Education Loan Program and the Bank of America TERI Programs, as each of those programs is described in its Product Specifications.

          3. The terms "Bank of America GATE Conforming Loans", "Bank of America GATE Education Loan Pool", and "Bank of America GATE Notes" are each amended by deleting the word "GATE" therefrom.

          4.   The definition of "Seasoned Loan" is amended by:

               a. Revising subparagraph (i) of subsection (b) thereof to read in its entirety:

                    "(i) Bank of America GATE Undergraduate Education Loans, and Bank of America TERI Alternative Loans (as each of those terms is defined in the Product Specifications) made to Borrowers in their first (1st), second (2nd) or third (3rd) academic year;"

               b. Revising subparagraphs (i) and (ii) of subsection (c) thereof to read in their entirety:

                    "(i) Bank of America GATE Undergraduate Education Loans and Bank of America TERI Alternative Loans (as each of those terms is defined in the Product Specifications) made to Borrowers in their fourth (4th) or later academic year; and
                    (ii) Bank of America GATE Graduate Professional Education Loans and Bank of America TERI Professional Education Program Loans (as each of those terms is defined in the Product Specifications)."

          5.   Section 2.04 is amended and restated as set forth in Schedule
               2.04 attached hereto, with amendments shown in "blackline".

     F. DEPOSIT AND SECURITY AGREEMENT. In the Deposit and Security Agreement, uses of the term "Bank of America GATE Education Loan Programs" are amended by deleting the word "GATE" therefrom. The Deposit and Security Agreement shall apply to all "Loans" guaranteed under the Guaranty Agreement in accordance with the definition of "Loans" as amended herein.

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     G.   SERVICING AGREEMENTS The obligations of FMC under this Amendment are conditioned upon FMC and PHEAA entering into a Supplement to Alternative Servicing Agreement substantially in the form attached hereto as Exhibit E.

     H. In all other respects, the Program Agreements are hereby ratified and confirmed and shall remain in full force and effect.


   IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

                                         THE EDUCATION RESOURCES INSTITUTE, INC.

                                         By: /s/ Lawrence W. O'Toole
                                            ------------------------------------
                                         Its: President

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Kathy Cannon
                                            ------------------------------------
                                         Its: Senior Vice President

                                         THE FIRST MARBLEHEAD CORPORATION

                                         By: /s/ Ralph James
                                            ------------------------------------
                                         Its: President


                                         US BANK, N.A.

                                         By: /s/ [Illegible]
                                            ------------------------------------
                                         Its: Vice President

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                                TABLE OF EXHIBITS


NOTE: First Marblehead Corporation is not a party to Exhibits A, B, C, M, E and/or Schedule 3.3. Pursuant to Item 601 of Regulation S-K, such exhibits and schedules are not being filed herewith.


Exhibit A           Program Guidelines

Schedule 3.3        Guaranty Fees and Loan Pricing

Exhibit B           Servicer Data Requirements

Exhibit C           Marketing Partners

Exhibit M           Promissory Notes

Schedule 2.04 Revised Section 2.04 of the Note Purchase Agreement filed herewith.

Exhibit E           Supplement to Alternative Servicing Agreement

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                                  SCHEDULE 2.04

     2.04. MINIMUM PURCHASE PRICE. (a). On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans originated by Program Lender included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term "Minimum Purchase Price" shall mean the sum of the consideration outlined in this Section 2.04(a) and 2.04(b). With respect to all Bank of America Conforming Loans that are not Bank of America TERI ISLP Program Loans, Minimum Purchase Price shall mean the sum of:

     (1)    The unpaid principal amount of the Seasoned Loans in question [**];
            plus

     (2)    all accrued and unpaid interest on such Seasoned Loans, [**]; plus

     (3) [**], the amount of any guaranty fee paid by Program Lender to [**] If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to [**]; plus

     (4) a partial reimbursement for [**] costs incurred and paid by Program Lender with respect to [**], such reimbursement to equal [**].